UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2008
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 713-646-4100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.
     On August 7, 2008, Plains All American Pipeline, L.P. (“PAA”) issued a press release announcing that an affiliate of Occidental Petroleum Corporation (“OHC”) had completed its purchase directly from the existing owners of an aggregate 10% equity interest in the general partner of PAA, consisting of 10% of the Class A units in Plains AAP, L.P. (“Plains AAP,” the sole member of PAA GP LLC, which is the general partner of PAA) and a 10% member interest in Plains All American GP LLC (“GP LLC,” the general partner of Plains AAP). A copy of the press release is furnished as Exhibit 99.1 hereto.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In connection with transaction described in Item 7.01 above, amendments were made to the limited liability company agreement of GP LLC and the limited partnership agreement of Plains AAP (the “GP charter documents”). Such amendments are filed as exhibits to this report.
     Under the GP charter documents, as amended, OHC will have the right to send an observer to meetings of the board of directors of GP LLC. Under certain circumstances involving changes in upper-level management, OHC will have the power to designate a director to serve on the board.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     As a result of the transaction described in Item 7.01 above, E-Holdings III, L.P will no longer have the power to designate a director. The director previously designated by E-Holdings III, Gary R. Petersen, has been elected to fill the vacancy that would otherwise have been created by the lapse of the designation power.
Item 9.01.  Financial Statements and Exhibits.
(d)	Exhibits

Exhibit 3.1 –	Fourth Amended and Restated Limited Liability Company Agreement of Plains All American GP LLC dated August 7, 2008.

Exhibit 3.2 –	Fifth Amended and Restated Limited Partnership Agreement of Plains AAP, L.P. dated August 7, 2008.

Exhibit 99.1 –	Press Release dated August 7, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.
Date: August 7, 2008	By:	PAA GP LLC, its general partner

	By:	/s/ Tim Moore
		Name:	Tim Moore
		Title:	Vice President

INDEX TO EXHIBITS

Exhibit
No.	Description

3.1	Fourth Amended and Restated Limited Liability Company Agreement of Plains All American GP LLC dated August 7, 2008.

3.2	Fifth Amended and Restated Limited Partnership Agreement of Plains AAP, L.P. dated August 7, 2008.

99.1	Press Release dated August 7, 2008.